Exhibit 99.1

Essent Group Ltd. Announces Fourth Quarter & Full Year 2022 Results and Increases Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--February 10, 2023--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended December 31, 2022 of $147.4 million or $1.37 per diluted share, compared to $181.0 million or $1.64 per diluted share for the quarter ended December 31, 2021. For the full year 2022, net income was $831.4 million or $7.72 per diluted share, compared to $681.8 million or $6.11 per diluted share for 2021.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.25 per common share. The dividend is payable on March 20, 2023, to shareholders of record on March 10, 2023.
“We are pleased with our fourth quarter and full year 2022 financial results, which reflect our continued focus on generating high-quality earnings and solid returns,” said Mark A. Casale, Chairman and Chief Executive Officer. “Our results reflect our focus on optimizing unit economics along with continued favorable credit performance. We remain committed to taking a measured approach to capital management. In connection with this, we are pleased to announce that our Board has approved an increase in our quarterly dividend to $0.25 per share.”
Financial Highlights:
•New insurance written for the fourth quarter of 2022 was $13.0 billion, compared to $17.1 billion in the third quarter of 2022 and $16.4 billion in the fourth quarter of 2021.

•Insurance in force as of December 31, 2022 was $227.1 billion, compared to $222.5 billion as of September 30, 2022 and $207.2 billion as of December 31, 2021.

•The combined ratio for the fourth quarter was 24.6%, compared to 22.3% in the third quarter of 2022 and 17.4% in the fourth quarter of 2021.

•During the fourth quarter of 2022, we entered into a quota share reinsurance transaction with a panel of highly rated third-party reinsurers. The quota share agreement covers 17.5% of all eligible policies written by Essent Guaranty, Inc. in the calendar year 2023.

•Last week, Essent US Holdings entered into an agreement to acquire the title insurance operations from a subsidiary of Finance of America Companies for $100 million.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.

Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: the impact of COVID-19 and related economic conditions; changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; deteriorating economic conditions (including inflation, rising interest rates and other adverse economic trends); an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission on February 16, 2022, as
subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary, Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Essent is committed to supporting environmental, social and governance (“ESG”) initiatives that are relevant to the company and align with the companywide dedication to responsible corporate citizenship that positively impacts the community and people served. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter and Year Ended December 31, 2022

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Reinsurance Vintage Data
Exhibit I	Portfolio Geographic Data
Exhibit J	Rollforward of Defaults and Reserve for Losses and LAE
Exhibit K	Detail of Reserves by Default Delinquency
Exhibit L	Investments Available for Sale
Exhibit M	Insurance Company Capital

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share amounts)	2022	2021	2022	2021
Revenues:
Direct premiums written	$235,015	$224,972	$927,702	$918,406
Ceded premiums	(34,289)	(26,476)	(107,673)	(110,914)
Net premiums written	200,726	198,496	820,029	807,492
Decrease in unearned premiums	6,526	18,825	22,498	65,051
Net premiums earned	207,252	217,321	842,527	872,543
Net investment income	37,796	23,661	124,409	88,765
Realized investment (losses) gains, net	(5,524)	(191)	(13,172)	418
Income (loss) from other invested assets	(7,599)	14,997	28,676	56,386
Other income	(1,888)	1,128	18,384	10,398
Total revenues	230,037	256,916	1,000,824	1,028,510

Losses and expenses:
(Benefit) provision for losses and LAE	4,101	(3,433)	(174,704)	31,057
Other underwriting and operating expenses	46,895	41,232	171,733	166,857
Interest expense	6,045	2,095	15,608	8,282
Total losses and expenses	57,041	39,894	12,637	206,196

Income before income taxes	172,996	217,022	988,187	822,314
Income tax expense	25,630	36,035	156,834	140,531
Net income	$147,366	$180,987	$831,353	$681,783

Earnings per share:
Basic	$1.38	$1.65	$7.75	$6.13
Diluted	1.37	1.64	7.72	6.11

Weighted average shares outstanding:
Basic	106,881	109,550	107,205	111,164
Diluted	107,419	110,028	107,653	111,555

Net income	$147,366	$180,987	$831,353	$681,783

Other comprehensive (loss) income:
Change in unrealized (depreciation) appreciation of investments	40,787	(27,807)	(433,497)	(87,567)
Total other comprehensive (loss) income	40,787	(27,807)	(433,497)	(87,567)
Comprehensive income	$188,153	$153,180	$397,856	$594,216

Loss ratio	2.0%	(1.6%)	(20.7%)	3.6%
Expense ratio	22.6	19.0	20.4	19.1
Combined ratio	24.6%	17.4%	(0.4%)	22.7%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	December 31,	December 31,
(In thousands, except per share amounts)	2022	2021
Assets
Investments
Fixed maturities available for sale, at fair value	$4,489,598	$4,649,800
Short-term investments available for sale, at fair value	252,027	313,087
Total investments available for sale	4,741,625	4,962,887
Other invested assets	257,941	170,472
Total investments	4,999,566	5,133,359
Cash	81,240	81,491
Accrued investment income	33,162	26,546
Accounts receivable	57,399	46,157
Deferred policy acquisition costs	9,910	12,178
Property and equipment	19,571	11,921
Prepaid federal income tax	418,460	360,810
Other assets	104,489	49,712

Total assets	$5,723,797	$5,722,174

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$216,464	$407,445
Unearned premium reserve	162,887	185,385
Net deferred tax liability	356,810	373,654
Credit facility borrowings, net of deferred costs	420,864	419,823
Other accrued liabilities	104,463	99,753
Total liabilities	1,261,488	1,486,060

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 107,683 shares in 2022 and 109,377 shares in 2021	1,615	1,641
Additional paid-in capital	1,350,377	1,428,952
Accumulated other comprehensive income (loss)	(382,790)	50,707
Retained earnings	3,493,107	2,754,814
Total stockholders' equity	4,462,309	4,236,114

Total liabilities and stockholders' equity	$5,723,797	$5,722,174

Return on average equity	19.1%	16.8%

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2022				2021
Selected Income Statement Data	December 31	September 30	June 30	March 31	December 31
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$192,670	$194,272	$198,891	$203,312	$205,877
GSE and other risk share	14,582	13,662	13,120	12,018	11,444
Net premiums earned	207,252	207,934	212,011	215,330	217,321
Net investment income	37,796	32,594	29,339	24,680	23,661
Realized investment (losses) gains, net	(5,524)	175	(471)	(7,352)	(191)
Income (loss) from other invested assets	(7,599)	9,617	1,953	24,705	14,997
Other income (loss) (1)	(1,888)	11,447	1,577	7,248	1,128
Total revenues	230,037	261,767	244,409	264,611	256,916

Losses and expenses:
(Benefit) provision for losses and LAE	4,101	4,252	(76,199)	(106,858)	(3,433)
Other underwriting and operating expenses	46,895	42,144	41,898	40,796	41,232
Interest expense	6,045	4,450	2,887	2,226	2,095
Total losses and expenses	57,041	50,846	(31,414)	(63,836)	39,894

Income before income taxes	172,996	210,921	275,823	328,447	217,022
Income tax expense (2)	25,630	32,870	44,054	54,280	36,035
Net income	$147,366	$178,051	$231,769	$274,167	$180,987

Earnings per share:
Basic	$1.38	$1.67	$2.17	$2.53	$1.65
Diluted	1.37	1.66	2.16	2.52	1.64

Weighted average shares outstanding:
Basic	106,881	106,870	106,921	108,166	109,550
Diluted	107,419	107,337	107,283	108,590	110,028

Book value per share	$41.44	$39.87	$39.67	$38.98	$38.73
Return on average equity (annualized)	13.5%	16.6%	21.8%	26.0%	17.2%

Other Data:
Loss ratio (3)	2.0%	2.0%	(35.9%)	(49.6%)	(1.6%)
Expense ratio (4)	22.6	20.3	19.8	18.9	19.0
Combined ratio	24.6%	22.3%	(16.2%)	(30.7%)	17.4%

Credit Facility
Borrowings outstanding	$425,000	$425,000	$425,000	$425,000	$425,000
Undrawn committed capacity	$400,000	$400,000	$400,000	$400,000	$400,000
Weighted average interest rate (end of period)	6.02%	4.39%	2.92%	1.99%	1.79%
Debt-to-capital	8.70%	9.01%	9.05%	9.16%	9.12%

(1) For each of the three month periods noted, Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements as follows: December 31, 2022: ($6,515); September 30, 2022: $5,177; June 30, 2022: ($5,549); March 31, 2022: $4,365; December 31, 2021: ($2,931).

(2) Income tax expense for the quarter ended December 31, 2021 includes $2,473 of discrete tax expense associated with an increase in the estimate of our beginning of the year deferred state income tax liability. Income tax expense for the quarters ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021 includes ($4,122), $2,925, ($299), $7,002 and $1,759, respectively, of discrete tax (benefit) expense associated with realized and unrealized gains and losses.

(3) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(4) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

				Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2022				2021
Other Data, continued:	December 31	September 30	June 30	March 31	December 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$13,011,432	$17,112,017	$20,096,135	$12,841,482	$16,379,082
New risk written	3,522,726	4,570,699	5,442,115	3,438,016	4,331,531

Bulk:
New insurance written	$—	$—	$196	$—	$416
New risk written	—	—	29	—	41

Total:
New insurance written	$13,011,432	$17,112,017	$20,096,331	$12,841,482	$16,379,498
New risk written	$3,522,726	$4,570,669	$5,442,144	$3,438,016	$4,331,572

Average insurance in force	$224,840,675	$219,280,350	$210,896,297	$206,631,135	$207,388,906
Insurance in force (end of period)	$227,062,055	$222,542,569	$215,896,531	$206,842,996	$207,190,544
Gross risk in force (end of period) (5)	$59,276,489	$57,743,091	$55,678,063	$52,847,985	$52,554,246
Risk in force (end of period)	$49,903,626	$48,690,571	$47,289,910	$45,261,164	$45,273,383
Policies in force	808,596	800,745	789,652	774,002	785,119
Weighted average coverage (6)	26.1%	25.9%	25.8%	25.5%	25.4%
Annual persistency	82.1%	77.9%	73.4%	69.1%	65.4%

Loans in default (count)	13,433	12,435	12,707	14,923	16,963
Percentage of loans in default	1.66%	1.55%	1.61%	1.93%	2.16%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (7)	0.40%	0.40%	0.41%	0.41%	0.42%
Single premium cancellations (8)	—%	0.01%	0.01%	0.02%	0.03%
Gross average premium rate	0.40%	0.41%	0.42%	0.43%	0.45%
Ceded premiums	(0.06%)	(0.06%)	(0.04%)	(0.04%)	(0.05%)
Net average premium rate	0.34%	0.35%	0.38%	0.39%	0.40%

(5) Gross risk in force includes risk ceded under third-party reinsurance.
(6) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(7) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(8) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Year Ended
	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021
($ in thousands)
>=760	$4,761,917	36.6%	$6,643,740	40.6%	$25,704,025	40.8%	$34,422,627	40.9%
740-759	2,428,164	18.7	2,833,379	17.3	10,927,903	17.3	13,691,394	16.3
720-739	2,301,392	17.7	2,472,738	15.1	10,186,558	16.2	12,789,715	15.2
700-719	1,919,146	14.6	2,170,829	13.2	8,371,867	13.2	11,499,406	13.6
680-699	1,138,743	8.8	1,504,268	9.2	5,548,687	8.8	7,359,569	8.7
<=679	462,070	3.6	754,128	4.6	2,322,026	3.7	4,455,123	5.3
Total	$13,011,432	100.0%	$16,379,082	100.0%	$63,061,066	100.0%	$84,217,834	100.0%

Weighted average credit score	744		745		746		745

NIW by LTV
	Three Months Ended				Year Ended
	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021
($ in thousands)
85.00% and below	$1,121,853	8.6%	$1,799,336	11.0%	$5,678,058	9.0%	$11,460,273	13.6%
85.01% to 90.00%	3,075,304	23.6	4,372,552	26.7	16,732,649	26.5	23,565,227	28.0
90.01% to 95.00%	7,464,333	57.4	7,722,842	47.1	33,925,998	53.8	37,813,167	44.9
95.01% and above	1,349,942	10.4	2,484,352	15.2	6,724,361	10.7	11,379,167	13.5
Total	$13,011,432	100.0%	$16,379,082	100.0%	$63,061,066	100.0%	$84,217,834	100.0%

Weighted average LTV	93%		92%		93%		92%

NIW by Product
	Three Months Ended				Year Ended
	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021
Single Premium policies		4.3%		2.7%		5.6%		3.8%
Monthly Premium policies		95.7		97.3		94.4		96.2
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Year Ended
	December 31, 2022		December 31, 2021		December 31, 2022		December 31, 2021
Purchase		98.9%		92.1%		97.6%		82.1%
Refinance		1.1		7.9		2.4		17.9
		100.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	December 31, 2022		September 30, 2022		December 31, 2021
($ in thousands)
>=760	$93,389,066	41.1%	$92,309,692	41.5%	$85,501,113	41.3%
740-759	38,842,311	17.2	37,821,201	17.0	35,111,019	17.0
720-739	34,981,632	15.4	33,910,646	15.2	31,158,325	15.0
700-719	29,146,543	12.8	28,263,518	12.7	26,105,790	12.6
680-699	18,859,824	8.3	18,351,570	8.2	16,819,629	8.1
<=679	11,842,679	5.2	11,885,942	5.4	12,494,668	6.0
Total	$227,062,055	100.0%	$222,542,569	100.0%	$207,190,544	100.0%

Weighted average credit score	746		746		745

Gross RIF by FICO score	December 31, 2022		September 30, 2022		December 31, 2021
($ in thousands)
>=760	$24,152,726	40.8%	$23,743,335	41.1%	$21,488,011	40.9%
740-759	10,255,195	17.3	9,920,331	17.2	8,992,181	17.1
720-739	9,276,750	15.6	8,934,327	15.5	8,029,952	15.3
700-719	7,696,965	13.0	7,412,542	12.8	6,693,045	12.7
680-699	4,963,470	8.4	4,801,986	8.3	4,299,245	8.2
<=679	2,931,383	4.9	2,930,570	5.1	3,051,812	5.8
Total	$59,276,489	100.0%	$57,743,091	100.0%	$52,554,246	100.0%

Portfolio by LTV
IIF by LTV	December 31, 2022		September 30, 2022		December 31, 2021
($ in thousands)
85.00% and below	$24,454,468	10.8%	$25,121,995	11.3%	$27,362,267	13.2%
85.01% to 90.00%	63,436,445	27.8	62,963,331	28.3	59,567,378	28.7
90.01% to 95.00%	107,932,064	47.6	103,794,020	46.6	91,350,909	44.1
95.01% and above	31,239,078	13.8	30,663,223	13.8	28,909,990	14.0
Total	$227,062,055	100.0%	$222,542,569	100.0%	$207,190,544	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	December 31, 2022		September 30, 2022		December 31, 2021
($ in thousands)
85.00% and below	$2,903,877	4.9%	$2,975,898	5.2%	$3,200,124	6.1%
85.01% to 90.00%	15,477,031	26.1	15,317,449	26.5	14,366,450	27.3
90.01% to 95.00%	31,642,669	53.4	30,388,328	52.6	26,592,162	50.6
95.01% and above	9,252,912	15.6	9,061,416	15.7	8,395,510	16.0
Total	$59,276,489	100.0%	$57,743,091	100.0%	$52,554,246	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	December 31, 2022		September 30, 2022		December 31, 2021
($ in thousands)
FRM 30 years and higher	$219,416,408	96.7%	$214,688,363	96.5%	$198,243,758	95.7%
FRM 20-25 years	2,601,108	1.1	2,859,734	1.3	3,658,366	1.8
FRM 15 years	2,552,931	1.1	2,903,355	1.3	3,996,684	1.9
ARM 5 years and higher	2,491,608	1.1	2,091,117	0.9	1,291,736	0.6
Total	$227,062,055	100.0%	$222,542,569	100.0%	$207,190,544	100.0%

					Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2022				2021
($ in thousands)	December 31	September 30	June 30	March 31	December 31
GSE and other risk share (1):
Risk in Force	$2,030,571	$2,026,895	$1,898,364	$1,888,437	$1,788,918
Reserve for losses and LAE	$74	$102	$144	$254	$1,349

Weighted average credit score	749	748	748	748	748
Weighted average LTV	83%	84%	84%	84%	84%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
December 31, 2022

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$2,121,713	3.5%	13,410	4.33%	77.6%	69.1%	5.9%	15.1%	43.1%	2.6%	523	3.90%
2015	26,193,656	1,917,056	7.3	11,486	4.18	85.5	76.1	4.3	17.6	39.3	2.7	425	3.70
2016	34,949,319	4,241,287	12.1	24,006	3.87	88.6	72.2	10.3	15.8	43.1	2.8	758	3.16
2017	43,858,322	5,953,785	13.6	34,592	4.26	91.1	68.9	19.9	20.1	38.2	4.0	1,432	4.14
2018	47,508,525	6,714,277	14.1	36,913	4.78	94.4	69.0	24.9	21.5	32.9	5.3	1,748	4.74
2019	63,569,183	14,742,465	23.2	68,798	4.22	87.3	66.7	23.8	18.7	35.7	5.8	2,158	3.14
2020	107,944,065	59,228,334	54.9	220,705	3.18	65.8	54.0	12.1	10.8	45.5	4.4	2,856	1.29
2021	84,218,250	71,533,600	84.9	228,943	3.07	84.4	60.6	14.6	13.9	40.4	7.9	2,750	1.20
2022	63,061,262	60,609,538	96.1	169,743	5.07	97.7	64.8	10.9	12.6	40.0	14.4	783	0.46
Total	$531,971,433	$227,062,055	42.7	808,596	3.83	83.8	61.3	13.8	13.5	41.1	4.3	13,433	1.66

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

															Exhibit H
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance Vintage Data
December 31, 2022
($ in thousands)
Excess of Loss Reinsurance			Original Reinsurance in Force			Remaining Reinsurance in Force							Earned Premiums Ceded
Year	Remaining Insurance in Force	Remaining Risk in Force	ILN (1)	Other Reinsurance (2)	Total	ILN	Other Reinsurance	Total	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention		Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (9)
2015 & 2016	$5,931,479	$1,610,997	$333,844	$—	$333,844	$41,764	$—	$41,764	$—	$208,111	$206,843		$389	$2,852	$—
2017	5,810,456	1,527,469	424,412	165,167	589,579	225,562	85,627	311,189	—	224,689	216,143		2,429	11,060	—
2018	6,620,816	1,708,129	473,184	118,650	591,834	325,537	76,144	401,681	—	253,643	248,675		3,873	14,425	—
2019 (3)	8,185,651	2,108,121	495,889	55,102	550,991	418,006	46,448	464,454	—	215,605	214,708		3,233	12,751	—
2019 & 2020 (4)	—	—	399,159	—	399,159	—	—	—	—	465,690	—		—	5,222	—
2020 & 2021 (5)	40,676,403	10,206,068	557,911	—	557,911	451,093	—	451,093	—	278,956	278,919		3,498	14,528	376,024
2021 (6)	41,455,845	11,027,751	439,407	—	439,407	410,778	—	410,778	—	279,415	279,400		4,250	17,080	368,047
2021 & 2022 (10)	75,406,975	20,284,551	—	141,992	141,992	—	141,992	141,992	—	507,114	507,114		1,610	3,295	138,300
2021 & 2022 (11)	33,815,842	9,079,729	237,868	—	237,868	237,868	—	237,868	—	303,761	303,761		4,563	5,131	218,839
Total	$217,903,467	$57,552,815	$3,361,674	$480,911	$3,842,585	$2,110,608	$350,211	$2,460,819	$—	$2,736,984	$2,028,750	(12)	$23,845	$86,344	$1,101,210

Quota Share Reinsurance
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year		Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (9)
2019 & 2020	(7)	$65,434,808	$16,603,792	$14,520,550	$3,645,733	$(703)	$(14,360)	$3,099	$13,580	$5,031	$10,763	$220,812
2022	(8)	60,546,185	16,331,557	12,109,237	3,266,311	2,089	3,087	1,749	3,936	5,413	10,566	228,185
Total		$125,980,993	$32,935,349	$26,629,787	$6,912,044	$1,386	$(11,273)	$4,848	$17,516	$10,444	$21,329	$448,997

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Reinsurance coverage on new insurance written from January 1, 2019 through August 31, 2019.
(4) Reinsurance coverage on new insurance written from September 1, 2019 through July 31, 2020. This ILN was called during the third quarter of 2022.
(5) Reinsurance coverage on new insurance written from August 1, 2020 through March 31, 2021.
(6) Reinsurance coverage on new insurance written from April 1, 2021 through September 30, 2021.
(7) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies written from September 1, 2019 through December 31, 2020.
(8) Reinsurance coverage on 20% of all eligible policies written from January 1, 2022 through December 31, 2022.
(9) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(10) Reinsurance coverage on 20% of all eligible policies written from October 1, 2021 through December 31, 2022.
(11) Reinsurance coverage on new insurance written from October 1, 2021 through July 31, 2022.
(12) The total remaining first layer retention differs from the sum of the individual reinsurance transactions as a result of overlapping coverage between certain transactions.

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	December 31, 2022	September 30, 2022	December 31, 2021
CA	13.2%	13.2%	13.1%
TX	10.4	10.3	9.9
FL	10.2	10.1	9.7
CO	4.2	4.1	4.1
AZ	3.5	3.5	3.3
WA	3.4	3.4	3.7
GA	3.2	3.1	3.1
IL	3.1	3.1	3.3
VA	3.0	3.1	3.1
NJ	3.0	3.0	3.1
All Others	42.8	43.1	43.6
Total	100.0%	100.0%	100.0%

Gross RIF by State
	December 31, 2022	September 30, 2022	December 31, 2021
CA	13.0%	13.0%	13.0%
TX	10.7	10.6	10.2
FL	10.5	10.5	10.0
CO	4.1	4.1	4.0
AZ	3.6	3.5	3.3
WA	3.3	3.3	3.6
GA	3.2	3.2	3.1
IL	3.0	3.1	3.2
VA	3.0	3.0	3.0
NJ	2.9	2.9	3.0
All Others	42.7	42.8	43.6
Total	100.0%	100.0%	100.0%

					Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2022				2021
	December 31	September 30	June 30	March 31	December 31
Beginning default inventory	12,435	12,707	14,923	16,963	19,721
Plus: new defaults (A)	7,505	6,448	5,495	6,188	5,809
Less: cures	(6,425)	(6,642)	(7,639)	(8,167)	(8,514)
Less: claims paid	(73)	(68)	(65)	(55)	(47)
Less: rescissions and denials, net	(9)	(10)	(7)	(6)	(6)
Ending default inventory	13,433	12,435	12,707	14,923	16,963

(A) New defaults remaining as of December 31, 2022	5,744	2,541	1,489	981	514
Cure rate (1)	23%	61%	73%	84%	91%

Total amount paid for claims (in thousands)	$1,441	$1,261	$1,137	$826	$992
Average amount paid per claim (in thousands)	$20	$19	$17	$15	$21
Severity	46%	47%	50%	35%	45%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2022				2021
($ in thousands)	December 31	September 30	June 30	March 31	December 31
Reserve for losses and LAE at beginning of period	$212,392	$209,829	$292,818	$406,096	$411,567
Less: Reinsurance recoverables	13,244	13,657	19,335	25,940	26,970
Net reserve for losses and LAE at beginning of period	199,148	196,172	273,483	380,156	384,597
Add provision for losses and LAE occurring in:
Current period	36,141	20,144	18,720	24,346	13,231
Prior years	(32,012)	(15,850)	(94,809)	(130,114)	(16,624)
Incurred losses and LAE during the period	4,129	4,294	(76,089)	(105,768)	(3,393)
Deduct payments for losses and LAE occurring in:
Current period	113	30	80	1	157
Prior years	1,392	1,288	1,142	904	891
Loss and LAE payments during the period	1,505	1,318	1,222	905	1,048
Net reserve for losses and LAE at end of period	201,772	199,148	196,172	273,483	380,156
Plus: Reinsurance recoverables	14,618	13,244	13,657	19,335	25,940
Reserve for losses and LAE at end of period	$216,390	$212,392	$209,829	$292,818	$406,096

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit K
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	December 31, 2022
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	6,154	46%	$32,242	16%	$411,624	8%
Four to eleven payments	4,684	35	65,071	33	317,417	21
Twelve or more payments	2,474	18	98,291	49	147,247	67
Pending claims	121	1	3,815	2	4,860	78
Total case reserves	13,433	100%	199,419	100%	$881,148	23
IBNR			14,956
LAE			2,015
Total reserves for losses and LAE			$216,390

Average reserve per default:
Case			$14.8
Total			$16.1

Default Rate	1.66%

	December 31, 2021
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	4,113	24%	$20,712	5%	$243,511	9%
Four to eleven payments	5,459	32	77,822	21	349,494	22
Twelve or more payments	7,331	43	274,465	73	470,859	58
Pending claims	60	1	2,397	1	2,852	84
Total case reserves	16,963	100%	375,396	100%	$1,066,716	35
IBNR			28,155
LAE			2,545
Total reserves for losses and LAE			$406,096

Average reserve per default:
Case			$22.1
Total			$23.9

Default Rate	2.16%

				Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	December 31, 2022		December 31, 2021
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$556,438	11.7%	$448,793	9.1%
U.S. agency securities	49,058	1.0	5,504	0.1
U.S. agency mortgage-backed securities	783,743	16.5	1,008,863	20.3
Municipal debt securities	602,690	12.8	627,599	12.7
Non-U.S. government securities	62,399	1.3	79,743	1.6
Corporate debt securities	1,414,321	29.8	1,455,247	29.3
Residential and commercial mortgage securities	511,824	10.8	545,423	11.0
Asset-backed securities	624,561	13.2	581,703	11.7
Money market funds	136,591	2.9	210,012	4.2
Total investments available for sale	$4,741,625	100.0%	$4,962,887	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	December 31, 2022		December 31, 2021
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,226,951	46.9%	$2,412,273	48.6%
Aa1	111,342	2.3	96,331	1.9
Aa2	327,742	6.9	354,951	7.2
Aa3	234,994	5.0	221,914	4.5
A1	421,752	8.9	263,820	5.3
A2	411,670	8.7	427,282	8.6
A3	268,928	5.7	274,525	5.5
Baa1	236,793	5.0	305,204	6.1
Baa2	221,308	4.7	274,011	5.5
Baa3	187,117	3.9	240,755	4.9
Below Baa3	93,028	2.0	91,821	1.9
Total investments available for sale	$4,741,625	100.0%	$4,962,887	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investments Available for Sale by Duration and Book Yield
Effective Duration	December 31, 2022		December 31, 2021
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,245,839	26.3%	$1,104,397	22.2%
1 to < 2 Years	534,038	11.3	561,297	11.3
2 to < 3 Years	511,701	10.8	539,174	10.9
3 to < 4 Years	525,683	11.1	593,663	12.0
4 to < 5 Years	400,540	8.4	663,127	13.4
5 or more Years	1,523,824	32.1	1,501,229	30.2
Total investments available for sale	$4,741,625	100.0%	$4,962,887	100.0%

Pre-tax investment income yield:
Three months ended December 31, 2022	3.03%
Year ended December 31, 2022	2.59%

Holding company net cash and investments available for sale:
($ in thousands)
As of December 31, 2022	$685,178
As of December 31, 2021	$618,306

					Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	2022				2021
	December 31	September 30	June 30	March 31	December 31
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$3,175,889	$3,128,681	$3,062,438	$3,058,880	$2,950,107

Combined net risk in force (2)	$32,265,701	$31,736,095	$31,221,406	$30,331,197	$30,660,272

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.5:1	10.5:1	10.6:1	10.3:1	10.8:1
Essent Guaranty of PA, Inc.	0.6:1	0.6:1	0.6:1	0.7:1	0.8:1
Combined (4)	10.2:1	10.1:1	10.2:1	9.9:1	10.4:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,191,047	$3,147,545	$3,120,098	$3,194,939	$3,170,881
Minimum Required Assets	1,832,363	1,759,182	1,869,524	1,840,069	1,791,551
PMIERs excess Available Assets	$1,358,684	$1,388,363	$1,250,574	$1,354,870	$1,379,330
PMIERs sufficiency ratio (6)	174%	179%	167%	174%	177%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,478,772	$1,397,287	$1,380,067	$1,330,840	$1,301,937

Net risk in force (2)	$19,454,046	$18,694,500	$17,758,801	$16,527,587	$15,997,129

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.